UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2021

Blackbaud, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50600	11-2617163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
65 Fairchild Street, Charleston, South Carolina 29492
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 Par Value	BLKB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a) Decision to Dismiss Independent Registered Public Accountants.
On October 11, 2021, the Audit Committee (the “Audit Committee”) of the Board of Directors of Blackbaud, Inc. (the “Company”) approved the decision to change its independent registered public accounting firm. On October 12, 2021, the Company dismissed PricewaterhouseCoopers LLP (“PwC”) effective upon the completion of PwC’s audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2021 (the “2021 Audit”), which is expected to occur in February 2022. This decision was made pursuant to the authority of the Audit Committee as specified in its Charter.
Neither of the audit reports of PwC on the Company’s consolidated financial statements for the fiscal years ended December 31, 2019 and December 31, 2020 contained an adverse opinion or a disclaimer of opinion, and neither such audit report was qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2019 and December 31, 2020 and the subsequent interim period through October 12, 2021, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to PwC’s satisfaction, would have caused it to make reference to the subject matter of such a disagreement in connection with its audit reports on the Company’s consolidated financial statements for such years. During the fiscal years ended December 31, 2019 and December 31, 2020 and the subsequent interim period through October 12, 2021, there were no reportable events, as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K (“Regulation S-K”).
The Company has provided PwC with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of PwC’s letter, dated October 14, 2021, stating that it agrees with such statements.

(b) Decision Regarding New Independent Registered Public Accountants.
On October 11, 2021, the Audit Committee approved the engagement of Ernst & Young LLP (“EY”) as its new independent registered public accountants for the fiscal year ending December 31, 2022, subject to completion of EY’s standard client acceptance process, including independence procedures and execution of an engagement letter, to be effective immediately following the completion by PwC of the 2021 Audit, as described above. This decision was made pursuant to the authority of the Audit Committee as specified in its Charter.
During the fiscal years ended December 31, 2019 and December 31, 2020 and the subsequent interim period through October 12, 2021, neither the Company nor anyone acting on the Company’s behalf consulted with EY on (i) any matters regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that EY concluded was an important factor considered in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of any disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.
Forward-Looking Statements
Except for historical information, all of the statements, expectations and assumptions contained in this Current Report on Form 8-K are forward- looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties. Although we attempt to be accurate in making these forward-looking statements, it is possible that future circumstances might differ from the assumptions on which such statements are based. In addition, other important factors that could cause results to differ materially include the risk factors set forth from time to time in our filings with the Securities and Exchange Commission (the “SEC”), copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from our investor relations department. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed with this current report:

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP, dated October 14, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date:	October 14, 2021	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)